[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)





                         MFS(R) EMERGING
                         GROWTH FUND
                         SEMIANNUAL REPORT o MAY 31, 1998









                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 43)
                    ----------------------------------------

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                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                       MFS(R) INVESTMENT MANAGEMENT(SM)


---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
                               unexpectedly at age 62. His thoughtful
[Photo of A. Keith Brodkin]    letters to shareholders on the markets and
                               economy have been an integral part of
                               MFS shareholder reports like this one for
---------------------------    many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 28
Notes to Financial Statements ............................................. 36
Trustees and Officers ..................................................... 45


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   HIGHLIGHTS
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   o  FOR THE SIX MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED
      A TOTAL RETURN AT NET ASSET VALUE OF 9.96%, CLASS B SHARES 9.56%, CLASS C SHARES 9.56%, AND CLASS I SHARES 10.15%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WE FEEL THAT THE STOCK MARKET IS FAIRLY VALUED TODAY, BASED ON STRONG EARNINGS GROWTH AND THE GREATER EFFICIENCY RESULTING FROM THE FUNDAMENTAL RESTRUCTURING OF AMERICAN COMPANIES.

   o AS LARGER COMPANIES WORLDWIDE HONE THEIR ABILITY TO COMPETE THROUGH COST REDUCTION EFFORTS, SMALL- AND MID-CAP STOCKS WILL BENEFIT BY TAKING UP THE SLACK AND PROVIDING CRITICAL OUTSOURCED FUNCTIONS.

   o WE EXPECT CONTINUED GROWTH IN TECHNOLOGY AS A RESULT OF ASIAN AND EUROPEAN COMPANIES' NEEDS TO CATCH UP FROM UNDERINVESTMENT IN THE EARLY PART OF THE DECADE.

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--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998


--------------------------------------------------------------------------------

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

-------------------------

[Photo of John W. Ballen]

-------------------------
      John W. Ballen

For the six months ended May 31, 1998, Class A shares of the Fund provided a total return of 9.96%, Class B shares 9.56%, Class C shares 9.56%, and Class I shares 10.15%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.06% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to an 11.78% return for the Russell 2000 Total Return Index (an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ).

Q. IS THE U.S. STOCK MARKET FAIRLY VALUED TODAY?

A. We generally feel the market is fairly valued. People who look at stock price appreciation over the past five years and conclude that it's overvalued are ignoring the growth of corporate earnings during that time. We believe earnings drive the market and, while the overall economy has been weak as measured by gross domestic product (GDP) growth, earnings growth has been exceptionally strong. Factors such as restructuring, outsourcing, and price and cost competitiveness have strengthened balance sheets. Also, U.S. corporate managements have begun to measure performance through investment return, earnings growth, and profit margin expansion. In addition, the trend toward consolidation and stock buy-backs has reduced the supply of equities available to investors. These factors have produced a strong yet fairly valued U.S. stock market. We expect the market to continue to grow in line with earnings appreciation.

Q. WHAT'S YOUR VIEW ON THE RELATIVE PERFORMANCE OF SMALL-, MID-, AND LARGE-CAP STOCKS?

A. There are strong reasons for the growth of interest in small- and medium-cap investing. Market valuations based on the price-to-earning ratios of smaller companies are very attractive now and, recently, small-cap stocks provided returns higher than that of the S&P 500. As earnings growth of the larger companies in the S&P 500 moderates, smaller companies will continue to be attractive. Also, as big companies continue to seek cost reductions through downsizing and outsourcing, the beneficiaries of this trend will be the smaller companies that are providing the outsourced services. Many smaller companies are well positioned to take advantage of this trend.

Q. CAN YOU DISCUSS SOME OF THE FACTORS THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. We started out strong in 1998, especially in the first quarter, which was buoyed by strong gains in the technology sector. As the year has progressed, we've lost some of those early gains due to softness in earnings growth resulting from renewed worries over the difficult state of the Asian economies. In general, however, the market is responding to companies' fundamentals.

Q. TO WHAT EXTENT HAS THE ASIAN ECONOMIC TURMOIL AFFECTED THE FUND?

A. Not tremendously. We saw some softening in the early part of the year among certain technology offerings, but we take a four- to five-year horizon on the stocks in our portfolio, so the jury's out on Asia for another two to three years. This is a stock-picker's market, and the companies in which we have invested, regardless of their geographic or business proximity to Asia, have given us reason to believe that they can sustain the earnings growth rate that is a crucial component of the Fund's investment strategy.

Q. TELL US ABOUT YOUR TOP INDUSTRY SECTORS IN THE FUND.

A. Technology is our largest sector, and we expect strong growth there, especially from overseas markets. U.S. technology companies generate approximately 50% of their sales from international markets, and we expect to see growth in Asia and Europe as those regions seek to recover from a historical underinvestment in technology and begin the restructuring process that U.S. companies endured at the beginning of this decade. The demand for technology in those markets will only increase, and we expect companies that provide critical software and services for running and managing global enterprises to be the largest beneficiaries. In consumer goods and retailing, we are seeing strong demand and expect that to carry forward due to high consumer confidence. Another factor strengthening the consumer area is consolidation and a slowdown in the building of new outlets, which has concentrated performance in a smaller number of high-quality companies. There hasn't been much new construction in the hotel and restaurant category, for example, but the existing players are doing well. Another sector, health care, is an area in which the biggest health maintenance organizations are performing well thanks to favorable demographics and the ability to raise prices. The business services sector is benefiting from global business trends. For example, as companies seek increased efficiency, many business functions such as information technology support and service, payroll, and staff recruitment are outsourced to smaller companies. The business services companies will benefit from this trend.

Q. THE GOVERNMENT IS PROCEEDING WITH ITS ANTITRUST CASE AGAINST MICROSOFT. HOW DOES THIS AFFECT YOUR OPINION OF THE COMPANY?

A. We don't see anything in the Department of Justice plan that crimps Microsoft's ability to maintain its position as the dominant player in the software market. Even if the government requires Microsoft to break up into multiple entities, the individual companies will still be formidable competitive forces in their respective markets.

Q. TYCO, YOUR THIRD-LARGEST HOLDING, RECENTLY ACQUIRED U.S. SURGICAL. WHAT ARE YOUR THOUGHTS ON THIS NEWS?

A. Tyco, a new conglomerate with interests in a number of industries, has historically done a great job of integrating acquired companies into its lines of business. The U.S. Surgical acquisition is no different, and we expect the same type of success for Tyco.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE FOR THE COMING YEAR, AND HOW MIGHT THIS AFFECT YOUR MANAGEMENT OF THE FUND?

A. We expect to see more restructuring and outsourcing in the United States and abroad, and we're carefully researching companies that can capitalize on that. Because of the Fund's bottom-up, stock-oriented approach, we are more focused on the performance of specific companies than on the broader economic environment. However, we expect to see the overall trend of corporate earnings growth continue, though perhaps at a slightly slower pace. Corporate earnings in general have been growing at a 10% to 20% annual rate, and we anticipate earnings growth in the 8% to 10% range for the remainder of 1998. Again, much of this is a direct result of restructuring and cost reduction, aided by the increased application of technology, which is making companies more competitive in global markets.

/s/ John W. Ballen
    John W. Ballen
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOHN W. BALLEN IS AN EXECUTIVE VICE PRESIDENT, CHIEF EQUITY OFFICER, AND A MEMBER OF THE BOARD OF DIRECTORS OF MFS(R) INVESTMENT MANAGEMENT(SM). HE ALSO IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND, MFS(R) WORLD GROWTH FUND, MFS(R) WORLD ASSET ALLOCATION(SM) FUND, MFS(R) INSTITUTIONAL MID CAP GROWTH FUND, MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND, MFS(R) EMERGING GROWTH SERIES, PART OF MFS(R) VARIABLE INSURANCE TRUST(SM), AND THE EMERGING GROWTH SERIES, WORLD ASSET ALLOCATION(SM) SERIES AND WORLD GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS AN INDUSTRY SPECIALIST. HE WAS NAMED INVESTMENT OFFICER IN 1986, VICE PRESIDENT -- INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND A MEMBER OF THE BOARD IN 1998.

   MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM STANFORD UNIVERSITY.

--------------------------------------------------------------------------------





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS LONG-TERM GROWTH OF CAPITAL. DIVIDEND AND
                                 INTEREST INCOME, IF ANY, IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         DECEMBER 29, 1986

  CLASS INCEPTION:               CLASS A  SEPTEMBER 13, 1993
                                 CLASS B  DECEMBER 29, 1986
                                 CLASS C  APRIL 1, 1996
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $11.0 BILLION AS OF MAY 31, 1998

--------------------------------------------------------------------------------


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1998

CLASS A

                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           + 9.96%      +25.08%      +100.37%      +170.83%        +632.86%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +25.08%      + 26.07%      + 22.05%        + 22.04%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +17.89%      + 23.61%      + 20.61%        + 21.32%
--------------------------------------------------------------------------------------------------------------------

CLASS B

                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           + 9.56%      +24.15%      + 95.88%      +162.71%        +610.94%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +24.15%      + 25.12%      + 21.31%        + 21.67%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +20.15%      + 24.47%      + 21.13%        + 21.67%
--------------------------------------------------------------------------------------------------------------------

CLASS C

                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           + 9.56%      +24.15%      + 95.83%      +162.71%        +610.94%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +24.15%      + 25.11%      + 21.31%        + 21.67%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +23.15%      + 25.11%      + 21.31%        + 21.67%
--------------------------------------------------------------------------------------------------------------------

CLASS I

                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +10.15%      +25.42%      + 98.71%      +166.53%        +621.53%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +25.42%      + 25.72%      + 21.66%        + 21.85%
--------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of B for periods prior to the inception of A and C. Because operating expenses of A are lower than those of B, A performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I has no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                                               40.3%
--------------------------------------------------------------------------------
LEISURE                                                                  14.6%
--------------------------------------------------------------------------------
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES                                 14.1%
--------------------------------------------------------------------------------
HEALTH CARE                                                              10.4%
--------------------------------------------------------------------------------
RETAILING                                                                 8.5%
--------------------------------------------------------------------------------

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

CENDANT CORP.  5.5%                        BMC SOFTWARE, INC.  3.7%
Hotel, real estate, and consumer           Computer software company
services company franchiser
                                           UNITED HEALTHCARE CORP.  3.6%
COMPUTER ASSOCIATES INTERNATIONAL,         Health maintenance organization
  INC.  5.4%
Computer software company                  CADENCE DESIGN SYSTEMS, INC.  3.4%
                                           Computer software and systems
TYCO INTERNATIONAL, LTD.  5.1%             company
Fire protection, packaging, and
electronic equipment manufacturer          COMPUWARE CORP.  3.4%
                                           Computer software company
CISCO SYSTEMS, INC.  5.1%
Computer network developer                 MICROSOFT CORP.  3.0%
                                           Computer software and systems
ORACLE CORP.  4.5%                         company
Database software developer and
manufacturer

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1998

Stocks - 99.6%
-------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 94.8%
  Advertising - 0.4%
    Doubleclick, Inc.*                                 10,000   $       346,250
    Lamar Advertising Co., "A"*                       142,500         4,524,375
    Leap Group, Inc.*                                 150,000           412,500
    Outdoor Systems, Inc.*                            788,455        23,653,650
    Snyder Communications, Inc.*                      192,100         7,744,031
    Young & Rubicam, Inc.*                             75,200         2,105,600
                                                                ---------------
                                                                $    38,786,406
-------------------------------------------------------------------------------
  Aerospace - 0.2%
    Gulfstream Aerospace Corp.*                       453,700   $    19,282,250
    Howmet International, Inc.*                       365,000         5,520,625
    Ladish Co., Inc.*                                  82,100         1,210,975
                                                                ---------------
                                                                $    26,013,850
-------------------------------------------------------------------------------
  Airlines - 0.1%
    Airnet Systems, Inc.*                             141,000   $     3,313,500
    Atlas Air, Inc.*                                  315,000        11,143,125
                                                                ---------------
                                                                $    14,456,625
-------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                            417,316   $    11,763,095
-------------------------------------------------------------------------------
  Automotive
    Dura Automotive Systems, Inc.*                     53,400   $     1,935,750
    Hayes Lemmerz International, Inc.*                 30,000         1,175,625
                                                                ---------------
                                                                $     3,111,375
-------------------------------------------------------------------------------
  Biotechnology - 0.2%
    IDEXX Laboratories, Inc.*                          10,000   $       222,500
    Waters Corp.*                                     350,000        20,387,500
                                                                ---------------
                                                                $    20,610,000
-------------------------------------------------------------------------------
  Building Materials - 0.1%
    Comfort Systems USA, Inc.*                         49,000   $     1,078,000
    Dayton Superior Corp., "A"*                        78,000         1,404,000
    Group Maintenance America Corp.*                  145,000         2,718,750
    White Cap Industries Corp.*                        21,100           443,100
                                                                ---------------
                                                                $     5,643,850
-------------------------------------------------------------------------------
  Business Machines - 0.7%
    Affiliated Computer Services, Inc., "A"*        1,089,600   $    36,297,300
    Sun Microsystems, Inc.*                           931,900        37,334,244
                                                                ---------------
                                                                $    73,631,544
-------------------------------------------------------------------------------
  Business Services - 6.8%
    A Consulting Team, Inc.*                           25,000   $       296,875
    AccuStaff, Inc.++*                              5,528,850       182,106,497
    ACSYS, Inc.*                                       40,400           606,000
    Administaff, Inc.*                                 31,600         1,295,600
    Affiliated Managers Group, Inc.*                   34,300         1,228,369
    Answerthink Consulting Group, Inc.*                31,100           480,106
    BISYS Group, Inc.*                                460,000        17,077,500
    Bridgestreet Accomodations, Inc.*                  37,600           371,300
    Bright Horizons, Inc.*                             19,600           490,000
    C.H. Robinson Worldwide, Inc.                      10,000           231,250
    Caribiner International, Inc.*                     56,400         1,247,850
    Ceridian Corp.*                                   246,300        13,300,200
    Charles River Associates, Inc.*                     9,300           235,988
    Claremont Technology Group, Inc.*                  53,400         1,068,000
    Command Systems, Inc.*                             42,900           214,500
    Compass International Services Corp.*             212,600         2,498,050
    Computer Learning Centers, Inc.*                   55,200           945,300
    Computer Sciences Corp.*                          634,800        32,969,925
    Cornell Corrections, Inc.*                        239,300         5,264,600
    CorporateFamily Solutions, Inc.*                   21,200           484,950
    Cotelligent Group, Inc.*                          398,800         8,025,850
    Cunningham Graphics International, Inc.*           13,700           243,175
    DA Consulting Group, Inc.*                          9,300           133,688
    Data Processing Corp.*                            229,000         6,669,625
    Dendrite International, Inc.*                     100,000         3,075,000
    Diamond Technology Partners, Inc., "A"*            35,000           813,750
    Donnelley Enterprise Solutions, Inc.*              57,400         1,191,050
    DST Systems, Inc.*                                297,850        15,748,819
    Employee Solutions, Inc.*                         813,200         3,303,625
    F.Y.I., Inc.*                                     333,400         8,626,725
    Fine Host Corp.*                                  226,500           792,750
    First Consulting Group, Inc.*                      19,700           437,709
    First Data Corp.                                2,594,304        86,260,608
    Fiserv, Inc.*                                     331,143        19,527,089
    Forrester Research, Inc.*                          21,000           740,250
    Franklin Covey Co.*                               418,000         8,360,000
    Galileo International, Inc.                       192,000         7,560,000
    Global Directmail Corp.*                          348,300         7,183,687
    Hagler Bailly, Inc.*                               72,000         1,980,000
    Hall Kinion & Associates, Inc.*                    15,600           220,350
    ICT Group, Inc.*                                  300,000         1,462,500
    Ikon Office Solutions, Inc.                     2,490,300        52,763,231
    Innova Corp.*                                      12,500           107,813
    Innovative Valve Technologies, Inc.*               60,000           810,000
    Insight Enterprises, Inc.*                        287,000         8,968,750
    IntelliQuest Information Group, Inc.*              53,800           524,550
    Interim Services, Inc.*                         1,141,600        33,177,750
    International Network Services*                    90,000         2,820,938
    ITT Educational Services, Inc.*                   123,000         3,505,500
    Labor Ready, Inc.*                                 65,000         2,197,813
    Lamalie Associates, Inc.*                           5,700           106,163
    Learning Tree International, Inc.*                 86,850         1,389,600
    Maximus, Inc.*                                     26,000           692,250
    May & Speh, Inc.*                                  80,000         1,330,000
    Mecon, Inc.*                                       33,600           327,600
    MedQuist, Inc.*                                   168,750         7,403,906
    Meta Group, Inc.*                                  12,500           423,438
    Metamor Worldwide, Inc.*                        1,203,600        36,145,612
    Mettler Toledo International, Inc.*               160,000         3,040,000
    National Data Corp.                                87,273         3,272,738
    National Processing, Inc.*                        215,900         2,132,013
    NCO Group, Inc.*                                   55,950         1,248,384
    NOVA Corp.*                                       326,500        10,754,094
    Outsource International, Inc.*                    151,900         2,772,175
    Paymentech, Inc.*                                 281,900         4,792,300
    Pegasus Systems, Inc.*                             24,400           616,100
    Personnel Group of America, Inc.*                 388,700         7,871,175
    Pierce Leahy Corp.*                                15,000           390,000
    PMT Services, Inc.*                                60,000         1,170,000
    Precision Response Corp.*                         100,000           696,875
    Professional Detailing, Inc.*                      20,900           438,900
    Provant, Inc.*                                     12,400           246,450
    PRT Group, Inc.*                                  361,500         3,592,406
    Radiant Systems, Inc.*                            151,500         2,490,281
    RCM Technologies, Inc.*                           235,300         4,882,475
    RemedyTemp, Inc., "A"*                             80,000         2,330,000
    Renaissance Worldwide, Inc.*                      986,200        18,552,887
    Romac International, Inc.*                        120,200         3,388,137
    Rural/Metro Corp.*                                262,700         6,206,287
    Sabre Group Holding, Inc., "A"*                    17,300           606,581
    Schawk, Inc., "A"                                  78,000         1,170,000
    Service Experts, Inc.*                            182,100         5,713,387
    Sitel Corp.*                                      276,400         1,727,500
    SPR, Inc.*                                         17,000           480,250
    SPS Transaction Services, Inc.*                   558,245        17,305,595
    Staff Leasing, Inc.*                               69,800         1,989,300
    Staffmark, Inc.*                                  400,500        14,718,375
    Superior Services, Inc.*                          110,700         3,390,187
    Syntel, Inc.*                                     127,500         3,020,156
    Technology Solutions Co.*                          86,000         2,596,125
    TeleSpectrum Worldwide, Inc.*                     895,000         7,607,500
    Teletech Holdings, Inc.*                          194,500         2,625,750
    UBICS, Inc.*                                      110,000         1,471,250
    Vestcom International, Inc.*                      142,100         1,394,356
    Walsh International, Inc.*                         47,500           718,438
    Waterlink, Inc.*                                  225,000         2,812,500
                                                                ---------------
                                                                $   747,694,951
-------------------------------------------------------------------------------
  Chemicals
    Polymer Group, Inc.*                              177,700   $     2,121,294
    Sigma-Aldrich Corp.                                18,500           675,250
                                                                ---------------
                                                                $     2,796,544
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Compaq Computer Corp.                             884,000   $    24,144,250
    Dell Computer Corp.*                              220,000        18,129,375
    PC Connection, Inc.*                               17,300           248,688
                                                                ---------------
                                                                $    42,522,313
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
    Autodesk, Inc.                                  1,405,437   $    59,731,072
    Electronic Arts, Inc.*                            168,200         7,316,700
    HNC Software, Inc.*                                15,600           539,175
    InterSolv, Inc.*                                  125,000         1,796,875
    MicroProse, Inc.                                    9,820            52,783
    Microsoft Corp.*                                3,881,500       329,199,719
    Verio, Inc.*                                       40,800           933,300
                                                                ---------------
                                                                $   399,569,624
-------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Box Hill Systems Corp.*                            61,400   $       529,575
    Concord Communications, Inc.*                      10,000           231,250
    DSET Corp.*                                         9,300           140,953
    Evolving Systems, Inc.*                            10,000           185,000
    Ingram Micro, Inc.*                               162,900         7,177,781
    Manhattan Associates, Inc.*                        16,700           334,000
    Micromuse,Inc.*                                    20,000           430,000
    Mobius Management Systems, Inc.*                   22,100           312,163
    Omega Research, Inc.*                              25,200           122,850
                                                                ---------------
                                                                $     9,463,572
-------------------------------------------------------------------------------
  Computer Software - Systems - 22.9%
    Adobe Systems, Inc.                               133,500   $     5,331,656
    Aehr Test Systems*                                 57,500           348,594
    Alphanet Solutions, Inc.*                         160,000         1,920,000
    Aris Corp.*                                        26,900           756,563
    Aspec Technology*                                  19,600           238,875
    Aspen Technology, Inc.*                           227,600        10,135,312
    BMC Software, Inc.*                             8,831,060       406,780,701
    BrightStar Information Technology
      Group, Inc.*                                     13,900           177,225
    Cadence Design Systems, Inc.++*                10,742,170       378,661,492
    Carnegie Group, Inc.*                             150,000           562,500
    CCC Information Services Group, Inc.*             190,000         4,310,625
    CHS Electronics, Inc.*                            406,450         8,078,194
    Clarify, Inc.*                                     25,000           306,250
    Computer Associates International, Inc.        11,393,500       598,158,750
    Compuware Corp.*                                8,186,896       376,085,535
    CSG Systems International, Inc.*                   15,000           640,781
    Edify Corp.*                                       14,900           156,450
    Edwards (J.D.) & Co.*                              25,000           919,531
    Exodus Communications, Inc.*                       18,900           645,553
    Factset Research Systems, Inc.*                    27,000           875,813
    Great Plains Software, Inc.*                       12,800           467,200
    HMT Technology Corp.*                              25,000           290,625
    Information Management Resources, Inc.*           240,300         5,414,259
    Intelligroup, Inc.*                                25,000           478,125
    ISS Group, Inc.*                                   17,700           668,175
    Keane, Inc.*                                      400,000        17,950,000
    Larscom, Inc., "A"*                                95,000           872,813
    Learning Co., Inc.*                               384,500        10,958,250
    Network Associates, Inc.*                          26,271         1,609,099
    Objective Systems Integrators, Inc.*               33,000           245,438
    Oracle Corp.*                                  20,992,050       495,937,181
    Peoplesoft, Inc.*                                  27,900         1,218,881
    Peritus Software Services, Inc.*                   14,000            59,500
    Programmers Paradise, Inc.*                        18,500           180,375
    PSW Technologies, Inc.*                             5,000            30,313
    Radisys Corp.*                                     55,000         1,460,937
    Rational Software Corp.*                          185,200         2,824,300
    Remedy Corp.*                                      41,400           668,869
    Security Dynamics Technologies, Inc.*             133,800         2,826,525
    Siebel Systems, Inc.*                           1,003,831        22,837,155
    SLI International Software Ltd.*                   28,000           616,000
    Synopsys, Inc.*                                 2,894,694       124,290,924
    System Software Associates, Inc.++*             2,367,251        17,310,523
    Transaction System Architects, Inc., "A"*         222,800         9,023,400
    Ultradata Corp.*                                    7,000            35,000
    USCS International, Inc.*                         525,000         9,876,562
    Veritas Software Co.*                              19,694           794,510
    Versatility, Inc.*                                 37,000            46,250
    Whittman-Hart, Inc.*                              180,000         7,357,500
    Xionics Document Technologies, Inc.*              114,500           536,719
                                                                ---------------
                                                                $ 2,531,975,808
-------------------------------------------------------------------------------
  Conglomerates
    Sodexho Marriott Services, Inc.*                   25,000   $       710,938
-------------------------------------------------------------------------------
  Construction Services
    American Residential Services, Inc.*               78,000   $       901,875
    Shaw Group, Inc.*                                 139,400         3,415,300
                                                                ---------------
                                                                $     4,317,175
-------------------------------------------------------------------------------
  Consumer Goods and Services - 5.5%
    1-800 CONTACTS, Inc.*                              10,000   $       150,000
    Avis Rent A Car, Inc.*                            110,400         2,677,200
    Blyth Industries, Inc.*                           310,000         9,513,125
    Carson, Inc., "A"*                                132,100           809,112
    Cole National Corp., "A"*                          47,100         1,828,069
    Dollar Thrifty Automotive Group, Inc.*            506,600         7,282,375
    Hertz Corp., "A"                                   30,000         1,376,250
    Industrial Distribution Group, Inc.*               15,150           257,550
    Mac-Gray Corp.*                                    32,000           460,000
    Pameco Corp.*                                      42,500           780,938
    Swisher International Group, Inc., "A"*           210,000         1,863,750
    Ticketmaster Group, Inc.*                         105,000         2,887,500
    Tyco International Ltd.                        10,189,448       564,240,683
    U.S. Rentals, Inc.*                               145,000         4,703,437
    United Rentals, Inc.*                              75,800         2,615,100
                                                                ---------------
                                                                $   601,445,089
-------------------------------------------------------------------------------
  Containers
    Ivex Packaging Corp.*                              62,800   $     1,456,175
    Silgan Holdings, Inc.*                             85,200         2,832,900
                                                                ---------------
                                                                $     4,289,075
-------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    AFC Cable Systems, Inc.*                          109,000   $     3,678,750
    AVX Corp.                                          55,000         1,038,125
    Barnett, Inc.*                                    100,000         1,812,500
    Cable Design Technologies Corp.*                  985,100        23,211,419
    JPM Co.*                                          160,000         1,640,000
    Kuhlman Corp.                                      52,300         2,209,675
    Micrel, Inc.*                                      59,600         1,864,362
                                                                ---------------
                                                                $    35,454,831
-------------------------------------------------------------------------------
  Electronics - 2.9%
    Actel Corp.*                                       40,000   $       510,000
    ADE Corp.*                                         65,300           979,500
    Altera Corp.*                                   2,736,500        92,014,812
    Amkor Technology, Inc.*                           453,900         4,709,213
    Analog Devices, Inc.*                           1,080,000        26,662,500
    Artisan Components, Inc.*                          15,000           260,625
    Atmel Corp.*                                      861,000        12,753,562
    Berg Electronics Corp.*                           411,000         8,476,875
    Blonder Tongue Laboratories, Inc.*                 25,000           240,625
    Burr-Brown Corp.*                                 896,175        22,992,490
    CP Clare Corp.*                                   130,000         1,592,500
    Hadco Corp.                                        10,000           321,250
    Hawk Corp., "A"*                                   47,700           870,525
    Intel Corp.                                       520,000        37,147,500
    International Manufacturing Services,
      Inc., "A"                                        25,000           200,000
    Lattice Semiconductor Corp.*                       50,000         1,931,250
    Linear Technology Corp.                           376,900        26,359,444
    LSI Logic Corp.*                                  602,000        12,830,125
    Maxim Integrated Products, Inc.*                  271,800         9,071,325
    Micro Linear Corp.*                               198,000           915,750
    Novellus Systems, Inc.*                           187,470         7,088,709
    Oak Technology, Inc.*                             165,000           907,500
    OSI Systems, Inc.*                                 25,500           255,000
    Peak International Ltd.*                           77,100         1,238,419
    Sawtek, Inc.*                                      15,000           384,844
    Speedfam International, Inc.*                      20,000           390,000
    Stoneridge, Inc.*                                  39,000           867,750
    Teradyne, Inc.*                                   118,800         3,653,100
    Xilinx, Inc.*                                   1,124,782        42,776,865
                                                                ---------------
                                                                $   318,402,058
-------------------------------------------------------------------------------
  Entertainment - 4.1%
    American Radio Systems Corp., "A"*                100,000   $     6,612,500
    CBS Corp.                                         658,721        20,914,392
    Chancellor Media Corp.*                           302,500        12,648,281
    Clear Channel Communications, Inc.*               939,932        90,115,980
    Cox Radio, Inc., "A"*                             319,900        13,475,787
    Gametech International, Inc.++*                   515,000         1,866,875
    Gemstar International Group Ltd.*                 100,000         4,350,000
    Grand Casinos, Inc.*                               35,000           614,688
    Harrah's Entertainment, Inc.*                   1,674,900        41,872,500
    Hearst-Argyle Television, Inc.*                   459,800        16,552,800
    Heftel Broadcasting Corp., "A"*                   282,220        10,689,083
    Jacor Communications, Inc.*                       684,200        36,177,075
    Macromedia, Inc.*                                  76,000         1,204,125
    Premier Parks, Inc.*                              745,700        39,615,312
    Silverleaf Resorts, Inc.*                          54,000           941,625
    Sinclair Broadcast Group, Inc., "A"*               77,800         1,979,038
    Time Warner, Inc.                               1,313,000       102,167,812
    Univision Communications, Inc., "A"*            1,301,800        45,237,550
    Vistana, Inc.*                                    282,500         6,003,125
    West Coast Entertainment Corp.*                   605,000         1,210,000
                                                                ---------------
                                                                $   454,248,548
-------------------------------------------------------------------------------
  Financial Institutions - 2.0%
    ARM Financial Group, Inc., "A"                    367,100   $     7,502,606
    Associates First Capital Corp., "A"               387,520        28,991,340
    BA Merchants Services, Inc., "A"*                 219,900         3,971,944
    CIT Group, Inc., "A"*                             230,000         7,245,000
    Conning Corp.                                      21,800           446,900
    Consolidated Capital Corp.++*                   2,004,700        44,228,694
    Emergent Group, Inc.*                              75,000           375,000
    Federated Investors, Inc., "A"*                   105,500         1,892,406
    Franklin Resources, Inc.                        1,819,500        88,928,062
    Freedom Securities Corp.*                          12,000           207,000
    Friedman, Billings, Ramsey & Co.*                  68,800         1,079,300
    Green Tree Financial Corp.                        131,200         5,272,600
    Harrington Financial Group, Inc.                   20,000           220,000
    Healthcare Financial Partners, Inc.*              226,500        11,126,812
    Heller Financial, Inc., "A"*                      196,100         5,466,288
    Liberty Financial Cos., Inc.                      157,000         5,485,187
    Schwab (Charles) Corp.                             67,500         2,227,500
    Waddell & Reed Financial, Inc., "A"                74,700         1,727,438
    WMF Group Ltd.*                                   141,333         2,967,993
                                                                ---------------
                                                                $   219,362,070
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    International Home Foods, Inc.*                   127,200   $     3,450,300
    Keebler Foods Co.*                                 63,000         1,830,937
    Omega Protein Corp.*                               35,900           587,863
    Rocky Mountain International Ltd.*                 17,000           116,875
    Suiza Foods Corp.*                                258,700        15,117,781
                                                                ---------------
                                                                $    21,103,756
-------------------------------------------------------------------------------
  Insurance - 0.8%
    Ace Ltd.                                        1,000,000   $    35,625,000
    Annuity and Life Re Holdings Ltd.*                 55,300         1,261,531
    Compdent Corp.*                                   288,800         4,259,800
    Conseco, Inc.                                     480,000        22,380,000
    ESG Re Ltd.*                                       20,000           420,000
    Frontier Insurance Group, Inc.                     90,000         2,205,000
    Hartford Life, Inc., "A"                           70,500         3,630,750
    Inspire Insurance Solutions, Inc.*                 50,400         1,647,450
    Life Re Corp.                                     150,600        11,087,925
    Nationwide Financial Services, Inc., "A"          108,400         4,708,625
                                                                ---------------
                                                                $    87,226,081
-------------------------------------------------------------------------------
  Machinery
    ITEQ, Inc.*                                       250,000   $     2,968,750
    JLK Direct Distribution, Inc., "A"*                17,000           399,500
                                                                ---------------
                                                                $     3,368,250
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    AmeriSource Health Corp., "A"*                     20,000   $     1,087,500
    Arterial Vascular Engineering, Inc.*               49,600         1,532,950
    Boston Scientific Corp.*                          658,300        41,966,625
    Coast Dental Services, Inc.*                       50,000         1,125,000
    Kendle International, Inc.*                        85,000         2,252,500
    Matria Healthcare, Inc.*                          578,500         2,350,156
    Orthofix International N.V.*                      473,749         6,277,174
    PSS World Medical, Inc.*                          577,500         7,218,750
    Renex Corp.*                                      262,200         1,769,850
    UroMed Corp.*                                       9,753            77,415
    Wesley Jessen Visioncare, Inc.                    190,000         5,130,000
    Young Innovations, Inc.*                           22,900           360,675
                                                                ---------------
                                                                $    71,148,595
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.7%
    Access Health, Inc.*                               37,500   $       960,938
    Advanced Health Corp.*                             17,000           212,500
    American Dental Partners, Inc.*                    22,500           382,500
    American Homepatient, Inc.*                       410,750         6,931,406
    American Oncology Resources, Inc.*                100,000         1,275,000
    Ameripath, Inc.*                                   26,000           373,750
    Applied Analytical Industries, Inc.*               10,000           103,750
    Balanced Care Corp.*                              361,700         2,893,600
    BioReliance Corp.*                                 24,100           349,450
    Capital Senior Living Corp.*                      458,000         5,925,375
    Cardinal Health, Inc.                             329,490        29,365,796
    Carematrix Corp.*                                 367,000         8,486,875
    Castle Dental Centers, Inc.*                       20,100           218,588
    ClinTrials Research, Inc.*                         45,000           244,688
    Cohr, Inc.*                                         7,500            53,906
    Columbia/HCA Healthcare Corp.                     728,184        23,802,514
    Dental Care Alliance, Inc.*                        60,000           825,000
    Equimed, Inc.*                                     33,333           387,496
    Foundation Health Systems, Inc.*                  880,409        26,797,449
    FPA Medical Management, Inc.*                     379,075         1,658,453
    Genesis Health Ventures, Inc.*                    266,150         6,736,922
    Guidant Corp.                                     620,000        39,951,250
    HBO & Co.                                          96,600         5,575,631
    HCIA, Inc.*                                       565,000         4,661,250
    Health Management Associates, Inc., "A"*          307,750         9,174,797
    HealthSouth Corp.*                              3,459,187        98,154,431
    ICU Medical, Inc.*                                 50,000           731,250
    Integrated Health Services, Inc.                1,166,200        43,368,062
    Lincare Holdings, Inc.*                           146,900        11,017,500
    Mariner Health Group, Inc.++*                   1,654,200        24,606,225
    MedPartners, Inc.*                                185,765         1,660,275
    Medtronic, Inc.                                   210,000        11,681,250
    Mid Atlantic Medical Services, Inc.*            2,299,888        29,754,801
    Monarch Dental Corp.*                              16,800           296,100
    National Surgery Centers, Inc.*                    42,300         1,179,113
    NCS Healthcare, Inc., "A"*                         36,200         1,045,275
    Ocular Sciences, Inc.*                            143,100         4,203,562
    Option Care, Inc.*                                 69,000           224,250
    Orthalliance, Inc., "A"*                           38,500           555,844
    Orthodontic Centers of America, Inc.*           2,190,000        46,400,625
    Oxford Health Plans, Inc.*                        450,000         7,762,500
    PacifiCare Health Systems, Inc., "A"*             364,900        29,420,062
    PacifiCare Health Systems, Inc., "B"*             672,546        55,569,113
    Parexel International Corp.*                       39,000         1,170,000
    Pediatrix Medical Group, Inc.*                     37,400         1,353,413
    Pharmaceutical Product Development, Inc.*          16,200           344,250
    Phymatrix Corp.*                                   98,200           920,625
    Physician Reliance Network, Inc.*                 510,000         5,641,875
    Physicians Resource Group, Inc.*                  160,000           820,000
    Physio-Control International Corp.*                 5,000           105,000
    Premier Research Worldwide Ltd.*                   16,500            82,500
    Priority Healthcare Corp., "B"*                    21,000           378,000
    Province Healthcare Co.*                           24,800           638,600
    Quorum Health Group, Inc.*                         75,000         2,254,687
    Renal Care Group, Inc.*                            43,650         1,582,313
    Schein (Henry), Inc.*                              14,350           552,475
    St. Jude Medical, Inc.*                           227,933         8,148,605
    Total Renal Care Holdings, Inc.*                1,760,528        54,026,203
    Transition Systems, Inc.*                          46,000           911,375
    Trigon Healthcare, Inc.*                          125,000         4,250,000
    United Healthcare Corp.                         6,183,054       395,715,456
    United Payors & United Providers, Inc.*           202,500         4,201,875
    WellCare Management Group, Inc.*                   77,700           199,106
    Wellpoint Health Networks, Inc., "A"*             697,500        45,337,500
                                                                ---------------
                                                                $ 1,073,612,980
-------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    NS Group, Inc.*                                   450,000   $     5,737,500
-------------------------------------------------------------------------------
  Office Equipment
    CompX International, Inc., "A"*                    46,200   $     1,074,150
    Steelcase, Inc.                                    53,100         1,583,044
                                                                ---------------
                                                                $     2,657,194
-------------------------------------------------------------------------------
  Oil Services - 0.1%
    Bayard Drilling Technologies, Inc.*                20,000   $       221,250
    Dril-Quip, Inc.*                                   43,300         1,350,419
    Friede Goldman International, Inc.*                61,000         2,030,156
    IRI International Corp.*                          100,600         1,301,512
    Transcoastal Marine Services, Inc.*                70,000           691,250
                                                                ---------------
                                                                $     5,594,587
-------------------------------------------------------------------------------
  Oils
    Santa Fe International Corp.                       80,000   $     2,790,000
-------------------------------------------------------------------------------
  Pharmaceuticals
    Schein Pharmaceutical, Inc.*                       20,800   $       548,600
-------------------------------------------------------------------------------
  Pollution Control - 1.8%
    Allied Waste Industries, Inc.*                    208,000   $     5,512,000
    American Disposal Services, Inc.*                  81,100         3,175,572
    Casella Waste Systems, Inc., "A"*                  61,200         1,629,450
    Philip Services Corp.*                            201,300           780,037
    Republic Industries, Inc.+(+)*                  6,505,000       160,185,625
    U.S.A. Waste Services, Inc.*                      599,300        28,279,469
    Waste Industries, Inc.*                            16,400           362,850
    Waste Management, Inc.                             32,500         1,056,250
                                                                ---------------
                                                                $   200,981,253
-------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Applied Graphics Technologies, Inc.*              148,000   $     7,141,000
    CMP Media, Inc., "A"*                              26,000           546,000
    Journal Register Co.*                              10,000           200,000
    Mail-Well, Inc.*                                  722,500        33,235,000
    Petersen Cos., Inc., "A"*                          66,200         1,630,175
                                                                ---------------
                                                                $    42,752,175
-------------------------------------------------------------------------------
  Railroads - 0.1%
    Wisconsin Central Transportation Corp.*           232,500   $     5,449,219
-------------------------------------------------------------------------------
  Real Estate
    Trammell Crow Co.*                                 44,000   $     1,232,000
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Apartment Investment & Management Co., "A"        229,300   $     8,942,700
    Capital Automotive REIT                           247,000         3,550,625
    CCA Prison Realty Trust                            29,600           926,850
    Correctional Properties Trust*                     27,400           573,688
    Patriot American Hospitality, Inc.                 55,634         1,331,739
    Starwood Lodging Trust                              9,185           433,417
                                                                ---------------
                                                                $    15,759,019
-------------------------------------------------------------------------------
  Restaurants and Lodging - 9.7%
    Amerihost Properties, Inc.++*                     527,000   $     2,503,250
    Apple South, Inc.                                 370,000         4,856,250
    Applebee's International, Inc.                  3,139,500        76,525,312
    Back Bay Restaurant Group, Inc.*                    2,000            15,625
    Brinker International, Inc.*                      370,000         8,047,500
    Bristol Hotel Co.*                                 15,000           397,500
    Buffets, Inc.++*                                2,970,350        48,453,834
    Candlewood Hotel Co., Inc.*                       210,000         1,732,500
    Capstar Hotel Co.*                                884,000        25,857,000
    Cavanaughs Hospitality Corp.*                      41,000           561,188
    Cendant Corp.*                                 27,993,748       607,114,410
    Choice Hotels, Inc.*                               78,600         1,183,913
    CKE Restaurants, Inc.                              70,000         2,222,500
    Execustay Corp.*                                  130,000         1,706,250
    Extended Stay America, Inc.##(+)*               1,000,000        11,000,000
    Extended Stay America, Inc.*                      302,704         3,329,744
    Four Seasons Hotels, Inc.                         152,400         4,762,500
    Friendly Ice Cream Corp.*                         340,000         8,542,500
    Hammons (John Q) Hotels, Inc., "A"*               268,500         2,030,531
    IHOP, Inc.*                                       455,700        18,455,850
    Interstate Hotels Co.*                            240,000         7,785,000
    Lone Star Steakhouse & Saloon, Inc.*              370,500         6,252,187
    Marriott International, Inc., "A"                 200,000         6,950,000
    MGM Grand, Inc.*                                  227,000         7,533,562
    Mortons Restaurant Group, Inc.++*                 500,000        12,031,250
    Outback Steakhouse, Inc.*                          90,000         3,318,750
    Papa John's International, Inc.*                  132,300         5,506,988
    PJ America, Inc.*                                  69,600         1,383,300
    Promus Hotel Corp.*                             2,665,013       115,261,812
    Rainforest Cafe, Inc.*                            172,500         2,398,828
    Schlotzskys, Inc.*                                192,200         3,123,250
    ShoLodge, Inc.++*                                 375,600         3,474,300
    Showbiz Pizza Time, Inc.++*                     1,017,000        36,103,500
    Signature Resorts, Inc.*                          140,000         2,170,000
    Sonic Corp.*                                      660,000        13,653,750
    Star Buffet, Inc.*                                 35,000           520,625
    Sun International Hotels Ltd.*                     15,000           685,313
    Sunburst Hospitality Corp.*                        23,000           159,563
    Taco Cabana, Inc.++*                              870,000         5,546,250
    Total Entertainment Restaurant Corp.*              66,500           399,000
    Trendwest Resorts, Inc.*                           32,000           568,000
    U.S. Franchise Systems, Inc., "A"*                591,900         5,290,106
                                                                ---------------
                                                                $ 1,069,413,491
-------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Ballantyne of Omaha, Inc.*                         87,000   $     1,593,187
    Career Education Corp.*                            35,200           871,200
    Carriage Services, Inc., "A"*                      80,000         1,720,000
    Central Parking Corp.                             218,900         9,946,269
    Championship Auto Racing Teams, Inc.*              28,900           563,550
    Columbus McKinnon Corp.                           135,000         3,931,875
    Equity Corp. International*                       395,000         9,381,250
    Flanders Corp.*                                   117,000           606,938
    Pentacon, Inc.*                                    25,700           301,975
    ResortQuest International, Inc.*                   68,400         1,038,825
    Ritchie Brothers Auctioneers, Inc.*                45,800         1,242,325
    Rock of Ages Corp., "A"*                           13,500           216,000
    Royal Caribbean Cruises Ltd.                      167,000        11,637,812
    Security Capital Group, Inc., "B"*                 14,000           392,000
    Stewart Enterprises, Inc., "A"                    675,000        18,225,000
    Stratesec, Inc.*                                   85,900           150,325
    Wackenhut Corp.                                   200,000         4,012,500
    Wilmar Industries, Inc.*                           66,600         1,631,700
                                                                ---------------
                                                                $    67,462,731
-------------------------------------------------------------------------------
  Steel - 0.1%
    Citation Corp.*                                   575,000   $    10,996,875
-------------------------------------------------------------------------------
  Stores - 8.0%
    A.C. Moore Arts & Crafts, Inc.*                    15,000   $       255,938
    Alrenco, Inc.*                                    200,000         3,525,000
    American Pad & Paper Co.*                         840,000         5,565,000
    Bed Bath & Beyond, Inc.*                           40,000         2,007,500
    Boise Cascade Office Products Corp.*              341,400         5,846,475
    Borders Group, Inc.*                              400,000        12,400,000
    CompUSA, Inc.                                     445,000         7,008,750
    Consolidated Stores Corp.*                      1,193,125        45,562,461
    Corporate Express, Inc.*                        3,734,100        43,292,222
    Creative Computers, Inc.*                          60,000           480,000
    CSK Auto Corp.*                                    66,100         1,776,438
    CVS Corp.                                         202,300        14,198,931
    Duane Reade, Inc.*                                 25,000           632,813
    Friedmans, Inc., "A"*                             125,000         2,468,750
    General Nutrition Cos., Inc.*                   1,528,288        48,236,590
    Globe Business Resources, Inc.*                    25,000           356,250
    Gymboree Corp.*                                   131,200         2,074,600
    Home Depot, Inc.                                  606,150        47,620,659
    Micro Warehouse, Inc.++*                        2,908,500        50,898,750
    Mothers Work, Inc.++*                             211,500         2,009,250
    Movie Gallery, Inc.*                              363,000         2,586,375
    MSC Industrial Direct, Inc., "A"*                 301,600         8,048,950
    Office Depot, Inc.*                             7,334,800       216,376,600
    OfficeMax, Inc.*                                  893,000        14,678,687
    Rental Service Corp.*                             112,800         2,925,750
    Renters Choice, Inc.*                             316,000         8,413,500
    Republic Industries, Inc.*                      2,630,500        64,776,062
    Rite Aid Corp.                                  3,960,200       141,824,662
    Shoe Carnival, Inc.*                              275,000         3,850,000
    Sports Club, Inc.*                                174,000         1,239,750
    Staples, Inc.*                                    649,152        16,309,944
    Sunglass Hut International, Inc.*                 475,000         5,789,063
    TJX Cos., Inc.                                     80,000         3,740,000
    U.S. Office Products Co.*                       5,909,116       100,085,652
    Viking Office Products, Inc.*                      30,000           857,813
                                                                ---------------
                                                                $   887,719,185
-------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Meyer (Fred), Inc.*                               325,000   $    13,975,000
-------------------------------------------------------------------------------
  Telecommunications - 11.5%
    APAC Teleservices, Inc.*                          450,000   $     4,092,188
    Ascend Communications, Inc.*                      823,300        35,556,269
    Aspect Telecommunications Corp.*                  351,100         9,062,769
    Boston Communications Group, Inc.*                201,757         1,727,544
    Cisco Systems, Inc.*                            7,403,925       559,921,828
    Com21, Inc.*                                       10,200           149,175
    DSP Communications, Inc.*                         186,000         3,417,750
    Equalnet Holding Corp.*                            80,000           205,000
    Excel Communications, Inc.*                       235,000         5,170,000
    Glenayre Technologies, Inc.*                    1,430,000        21,896,875
    Global TeleSystems Group, Inc.*                    63,400         2,429,013
    Hypercom Corp.*                                   321,200         3,874,475
    Hyperion Telecommunications, Inc., "A"*            96,800         1,518,550
    L-3 Communications Holding, Inc.*                  12,000           336,000
    LCC International, Inc.*                           20,000           322,500
    Lucent Technologies, Inc.                         490,000        34,759,375
    MCI Communications Corp.                        3,590,000       191,952,812
    McLeodUSA, Inc., "A"*                              81,200         3,369,800
    Metromedia Fiber Network, Inc., "A"*               71,700         2,930,738
    Nextlink Communications, Inc., "A"*                45,000         1,403,438
    Premisys Communications, Inc.*                     24,800           617,675
    RELTEC Corp.*                                       3,700           135,975
    RMH Teleservices, Inc.*                           238,000           862,750
    SmarTalk TeleServices, Inc.*                       20,000           367,500
    Startec Global Communications Corp.*               25,000           409,375
    Sterling Commerce, Inc.*                           59,826         2,374,344
    Tel-Save Holdings, Inc.##++(+)*                 2,588,700        51,126,825
    Tel-Save Holdings, Inc.++*                      3,724,700        73,562,825
    Teleport Communications Group, Inc., "A"*         351,818        19,679,819
    Tellabs, Inc.*                                     90,000         6,184,687
    Transaction Network Services, Inc.*               245,700         5,006,137
    US LEC Corp., "A"*                                 53,100         1,214,663
    VDI Media*                                        300,000         4,500,000
    WorldCom, Inc.*                                 4,794,122       218,132,551
                                                                ---------------
                                                                $ 1,268,271,225
-------------------------------------------------------------------------------
  Transportation - 0.3%
    Budget Group, Inc., "A"*                          302,700   $     8,929,650
    Carey International, Inc.*                        170,000         3,761,250
    Coach USA, Inc.*                                  239,100        10,296,244
    Dispatch Management Services Corp.*               225,600         5,400,300
    Dynamex, Inc.*                                     89,600         1,120,000
    Hub Group, Inc., "A"*                              30,000           641,250
    United Road Services, Inc.*                        32,000           512,000
                                                                ---------------
                                                                $    30,660,694
-------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    CalEnergy Co., Inc.*                              290,000   $     8,772,500
    Power One, Inc.*                                   25,700           253,787
                                                                ---------------
                                                                $     9,026,287
-------------------------------------------------------------------------------
  Utilities - Telephone
    LCI International, Inc.*                           33,600   $     1,257,900
-------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1+(+)*                          3,000,000   $       450,891
    Copley Partners 2+(+)*                          3,000,000         1,333,200
    Highland Capital Partners+(+)*                  7,500,000         1,006,650
                                                                ---------------
                                                                $     2,790,741
-------------------------------------------------------------------------------
Total U.S. Stocks                                               $10,467,804,679
-------------------------------------------------------------------------------
Foreign Stocks - 4.8%
  Canada - 0.6%
    Laidlaw, Inc. (Pollution Control)                 480,000   $     5,940,000
    Legacy Hotel Real Estate Investment Trust
      (Real Estate Investment Trust)##*               773,000         4,777,140
    Loewen Group, Inc. (Business Services)          1,263,100        34,735,250
    Loewen Group, Inc. (Business Services)##          857,200        23,431,703
    Microcell Telecommunications, "B"
      (Telecommunications)*                            45,000           360,000
                                                                ---------------
                                                                $    69,244,093
-------------------------------------------------------------------------------
  France - 0.2%
    Dassault Systemes S.A. (Computer Software -
      Systems)                                        265,000   $    12,354,416
    Dassault Systemes S.A., ADR (Computer Software -
      Systems)                                         80,000         3,740,000
                                                                ---------------
                                                                $    16,094,416
-------------------------------------------------------------------------------
  Germany - 2.9%
    SAP AG, ADR (Computer Software - Systems)         174,300   $    90,020,502
    SAP AG, ADR (Computer Software - Systems)##       312,200        57,600,900
    SAP AG, Preferred (Computer Software - Systems)   311,625       172,814,671
                                                                ---------------
                                                                $   320,436,073
-------------------------------------------------------------------------------
  Hong Kong
    Asia Electronics Holding Co. (Electronics)*       148,600   $       835,875
-------------------------------------------------------------------------------
  Ireland - 0.1%
    CBT Group PLC, ADR (Publishing)*                  248,000   $    12,338,000
-------------------------------------------------------------------------------
  Israel
    NICE Systems Ltd., ADR (Telecommunications)*       60,000   $     2,190,000
-------------------------------------------------------------------------------
  Italy - 0.2%
    Gucci Group N.V. (Apparel and Textiles)           580,000   $    26,317,500
-------------------------------------------------------------------------------
  Mexico
    TV Azteca, S.A. de C.V., ADR (Broadcasting)*       56,000   $       808,500
-------------------------------------------------------------------------------
  Netherlands - 0.1%
    Benckiser N.V. (Consumer Goods and Services)*     137,000   $     7,775,657
-------------------------------------------------------------------------------
  Sweden
    Munters AB (Consumer Goods and Services)           42,200   $       495,204
-------------------------------------------------------------------------------
  United Kingdom - 0.7%
    ARM Holdings PLC
      (Computer Software - Systems)*                   49,310   $       614,280
    Danka Business Systems, ADR
      (Business Services)++                         4,210,300        71,048,812
    Dr. Solomon's Group PLC, ADR
     (Computer Software - Personal Computers)*        100,000         2,950,000
    ICON PLC, ADR (Biotechnology)*                     10,240           261,120
    Insignia Solutions PLC, ADR
      (Computer Software - Personal Computers)*       407,700           471,403
    Jarvis Hotels PLC (Restaurants and Lodging)+       98,300           272,841
    SELECT Software Tools, ADR
      (Computer Software - Systems)*                   31,500           141,750
    Thomson Travel Group PLC (Travel Services)*       967,300         2,842,761
                                                                ---------------
                                                                $    78,602,967
-------------------------------------------------------------------------------
Total Foreign Stocks                                            $   535,138,285
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,815,287,628)                  $11,002,942,964
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.1%
-------------------------------------------------------------------------------
  Entertainment - 0.1%
    American Radio Systems Corp., 7%##                 91,100   $     6,878,050
-------------------------------------------------------------------------------
  Restaurants and Lodging
    Apple South, Inc.##                               100,000   $     5,462,500
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $9,555,000)                                 $    12,340,550
-------------------------------------------------------------------------------

Convertible Bonds - 0.1%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)            VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Construction Services - 0.1%
    American Residential Services, Inc.,
      7.25s, 2004                                    $  4,000   $     3,070,000
-------------------------------------------------------------------------------
  Medical and Health Products
    Ventritex, Inc., 5.75s, 2001                     $  1,230   $     1,514,437
-------------------------------------------------------------------------------
  Restaurants and Lodging
    ShoLodge, Inc., 7.5s, 2004                       $  2,000   $     1,690,000
-------------------------------------------------------------------------------
  Telecommunications
    Midcom Communications, Inc., 8.25s, 2003         $  4,600   $     1,104,000
-------------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $11,830,00                                  $     7,378,437
-------------------------------------------------------------------------------
Short-Term Obligations - 2.5%
-------------------------------------------------------------------------------
  Associates Corp. of North America,
    due 6/01/98                                      $135,000   $   135,000,000
  General Electric Capital Corp., due 6/01/98         139,700       139,700,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $   274,700,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost,
  $7,111,372,628)                                               $11,297,361,951
Other Assets, Less Liabilities - (2.3)%                            (253,174,276)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                             $11,044,187,675
-------------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.
  +Restricted security.
 ++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer. (+)Security valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $6,507,833,885)      $10,291,822,799
    Affiliated issuer (identified cost, $603,538,743)             1,005,539,152
                                                                ---------------
      Total investments, at value
        (identified cost $7,111,372,628)                        $11,297,361,951
  Cash                                                                3,776,631
  Receivable for investments sold                                    21,539,216
  Receivable for Fund shares sold                                    46,121,555
  Interest and dividends receivable                                   1,273,037
  Other assets                                                           73,858
                                                                ---------------
      Total assets                                              $11,370,146,248
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $    51,133,497
  Payable for Fund shares reacquired                                266,742,179
  Payable to affiliates -
    Management fee                                                      637,136
    Administrative fee                                                    3,074
    Shareholder servicing agent fee                                     103,535
    Distribution and service fee                                      6,019,223
  Accrued expenses and other liabilities                              1,319,929
                                                                ---------------
      Total liabilities                                         $   325,958,573
                                                                ---------------
Net assets                                                      $11,044,187,675
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $ 6,885,616,154
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               4,185,988,053
  Accumulated undistributed net realized gain on
    investments
    and foreign currency transactions                                41,263,739
  Accumulated net investment loss                                   (68,680,271)
                                                                ---------------
      Total                                                     $11,044,187,675
                                                                ===============
Shares of beneficial interest outstanding                         273,500,870
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $4,523,650,319 / 110,687,458 shares
     of beneficial interest outstanding)                             $40.87
                                                                     ======
  Offering price per share (100 / 94.25)                             $43.36
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,983,429,939 / 149,369,790 shares
     of beneficial interest outstanding)                             $40.06
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $485,109,293 / 12,173,372 shares of
     beneficial interest outstanding)                                $39.85
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share
    (net assets of $51,998,124 / 1,270,250
    shares of beneficial interest outstanding)                       $40.94
                                                                     ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1998
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends (including $342,118 received from
      affiliated issuers)                                        $    8,070,824
    Interest (including income on securities loaned
      of $1,864,400)                                                  6,253,138
    Foreign taxes withheld                                             (202,588)
                                                                 --------------
      Total investment income                                    $   14,121,374
                                                                 --------------
  Expenses -
    Management fee                                               $   36,153,375
    Trustees' compensation                                               20,866
    Shareholder servicing agent fee                                   5,978,331
    Distribution and service fee (Class A)                            5,362,731
    Distribution and service fee (Class B)                           28,193,024
    Distribution and service fee (Class C)                            2,089,524
    Administrative fee                                                  164,324
    Custodian fee                                                       997,080
    Postage                                                             553,684
    Printing                                                            260,166
    Auditing fees                                                        20,502
    Legal fees                                                              739
    Miscellaneous                                                     3,281,378
                                                                 --------------
      Total expenses                                             $   83,075,724
    Fees paid indirectly                                               (361,482)
                                                                 --------------
      Net expenses                                               $   82,714,242
                                                                 --------------
        Net investment loss                                      $  (68,592,868)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions (including $499,057 net
        loss from transactions with affiliated issuers)          $   40,261,051
      Foreign currency transactions                                        (444)
                                                                 --------------
        Net realized gain on investments and foreign
          currency transactions                                  $   40,260,607
                                                                 --------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                $  962,081,628
      Translation of assets and liabilities in foreign
        currencies                                                       (1,270)
                                                                 --------------
        Net unrealized gain on investments and foreign
          currency translation                                   $  962,080,358
                                                                 --------------
          Net realized and unrealized gain on investments
            and foreign currency                                 $1,002,340,965
                                                                 --------------
            Increase in net assets from operations               $  933,748,097
                                                                 ==============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                YEAR ENDED
                                                                MAY 31, 1998         NOVEMBER 30, 1997
                                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $   (68,592,868)            $ (109,902,167)
  Net realized gain on investments and foreign
    currency transactions                                        40,260,607                191,992,033
  Net unrealized gain on investments and foreign
    currency translation                                        962,080,358              1,252,998,931
                                                            ---------------             --------------
    Increase in net assets from operations                  $   933,748,097             $1,335,088,797
                                                            ---------------             --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $   (35,451,715)            $  (28,565,649)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (37,089,138)               (21,625,602)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (2,529,759)                (1,402,958)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (526,650)                      --
                                                            ---------------             --------------
    Total distributions declared to shareholders            $   (75,597,262)            $  (51,594,209)
                                                            ---------------             --------------
Net increase in net assets from Fund share
  transactions                                              $   776,168,015             $1,825,218,681
                                                            ---------------             --------------
      Total increase in net assets                          $ 1,634,318,850             $3,108,713,269
Net assets:
  At beginning of period                                      9,409,868,825              6,301,155,556
                                                            ---------------             --------------

At end of period (including accumulated net
  investment loss of  $68,680,271 and $87,403,
  respectively)                                             $11,044,187,675             $9,409,868,825
                                                            ===============             ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                   SIX MONTHS ENDED         -------------------------------------------------------------------
                                       MAY 31, 1998           1997           1996           1995            1994          1993*
                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $37.54         $32.01         $26.79         $18.73          $17.68         $16.43
                                             ------         ------         ------         ------          ------         ------
Income from investment operations# -
  Net investment loss                        $(0.17)        $(0.34)        $(0.29)        $(0.23)         $(0.20)        $(0.03)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                               3.84           6.24           5.51           8.68            1.78           1.28
                                             ------         ------         ------         ------          ------         ------
      Total from investment operations       $ 3.67         $ 5.90         $ 5.22         $ 8.45          $ 1.58         $ 1.25
                                             ------         ------         ------         ------          ------         ------

Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                             $(0.34)        $(0.37)        $ --           $(0.38)         $(0.53)        $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --             --             --             0.00***         --             --
  From paid-in capital                         --             --             --            (0.01)           --             --
                                             ------         ------         ------         ------          ------         ------
      Total distributions declared to
        shareholders                         $(0.34)        $(0.37)        $ --           $(0.39)         $(0.53)        $ --
                                             ------         ------         ------         ------          ------         ------
Net asset value - end of period              $40.87         $37.54         $32.01         $26.79          $18.73         $17.68
                                             ======         ======         ======         ======          ======         ======
Total return(+)                               9.96%++       18.66%         19.52%         45.98%           9.06%         38.98%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.16%+         1.21%          1.20%          1.28%           1.33%          1.19%+
  Net investment loss                       (0.88)%+       (0.99)%        (1.01)%        (1.04)%         (1.09)%        (0.98)%+
Portfolio turnover                               5%            21%            22%            20%             39%            58%
Net assets at end of period
  (000,000 omitted)                          $4,524         $3,875         $2,524         $1,312            $470           $371

  +Annualized.
 ++Not annualized.
  *For the period from the inception of Class A, September 13, 1993, through November 30, 1993.
***The per share amount was less than $0.01.
  #Per share data for the periods subsequent to December 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                   SIX MONTHS ENDED         -------------------------------------------------------------------
                                       MAY 31, 1998           1997           1996           1995            1994           1993
                                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $36.85         $31.48         $26.56         $18.57          $17.64         $14.93
                                             ------         ------         ------         ------          ------         ------
Income from investment operations# -
  Net investment loss                        $(0.32)        $(0.59)        $(0.52)        $(0.41)         $(0.35)        $(0.33)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                               3.79           6.14           5.44           8.65            1.78           3.19
                                             ------         ------         ------         ------          ------         ------
      Total from investment operations       $ 3.47         $ 5.55         $ 4.92         $ 8.24          $ 1.43         $ 2.86
                                             ------         ------         ------         ------          ------         ------
Less distributions declared to
  shareholders From net realized gain on
    investments and foreign currency
    transactions                             $(0.26)        $(0.18)        $ --           $(0.24)         $(0.50)        $(0.15)
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --             --             --             0.00***         --             --
  From paid-in capital                         --             --             --            (0.01)           --             --
                                             ------         ------         ------         ------          ------         ------
      Total distributions declared to
        shareholders                         $(0.26)        $(0.18)        $ --           $(0.25)         $(0.50)        $(0.15)
                                             ------         ------         ------         ------          ------         ------
Net asset value - end of period              $40.06         $36.85         $31.48         $26.56          $18.57         $17.64
                                             ======         ======         ======         ======          ======         ======
Total return                                  9.56%++       17.78%         18.52%         44.89%           8.21%         19.36%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.91%+         1.97%          2.00%          2.08%           2.14%          2.19%
  Net investment loss                       (1.63)%+       (1.75)%        (1.80)%        (1.83)%         (1.90)%        (1.61)%
Portfolio turnover                               5%            21%            22%            20%             39%            58%
Net assets at end of period
  (000,000 omitted)                          $5,983         $5,143         $3,659         $2,001            $769           $602

  +Annualized.
 ++Not annualized.
***The per share amount was less than $0.01.
  #Per share data for the periods subsequent to December 1, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1992             1991            1990            1989            1988
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $12.07           $ 6.89          $ 7.69          $ 5.91          $ 4.97
                                                       ------           ------          ------          ------          ------
Income from investment operations
  Net investment loss                                  $(0.07)          $(0.13)         $(0.14)         $(0.13)         $(0.11)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                         3.52             5.31           (0.66)           1.91            1.05
                                                       ------           ------          ------          ------          ------
      Total from investment operations                 $ 3.45           $ 5.18          $(0.80)         $ 1.78          $ 0.94
                                                       ------           ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                        $(0.59)          $ --            $ --            $ --            $ --
                                                       ------           ------          ------          ------          ------
Net asset value - end of period                        $14.93           $12.07          $ 6.89          $ 7.69          $ 5.91
                                                       ======           ======          ======          ======          ======
Total return                                           29.25%           75.18%         (10.40)%         30.12%          18.91%
Ratios (to average net assets)/Supplemental data:
  Expenses                                              2.33%            2.50%           2.75%           2.81%           2.30%
  Net investment loss                                 (2.00)%          (1.98)%         (1.86)%         (1.91)%         (1.65)%
Portfolio turnover                                        59%             112%             86%             95%             57%
Net assets at end of period (000,000 omitted)            $357             $145             $73             $82             $61

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                   YEAR ENDED                PERIOD ENDED
                                                        MAY 31, 1998            NOVEMBER 30, 1997         NOVEMBER 30, 1996**
                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                             CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $36.66                       $31.48                      $28.37
                                                              ------                       ------                      ------
Income from investment operations# -
  Net investment loss                                         $(0.32)                      $(0.59)                     $(0.38)
  Net realized and unrealized gain on investments and
    foreign currency transactions                               3.77                         6.12                        3.49
                                                              ------                       ------                      ------
      Total from investment operations                        $ 3.45                       $ 5.53                      $ 3.11
                                                              ------                       ------                      ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                $(0.26)                      $(0.35)                     $ --
                                                              ------                       ------                      ------
Net asset value - end of period                               $39.85                       $36.66                      $31.48
                                                              ------                       ------                      ------
Total return                                                   9.56%++                     17.81%                      10.96%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                   1.91%+                       1.97%                       1.35%+
  Net investment loss                                        (1.64)%+                     (1.75)%                     (1.25)%+
Portfolio turnover                                                5%                          21%                         22%
Net assets at end of period
  (000,000 omitted)                                             $485                         $344                        $119

**For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998           NOVEMBER 30, 1997***
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $37.62                         $29.98
                                                                         ------                         ------
Income from investment operations# -
  Net investment loss                                                    $(0.13)                        $(0.23)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  3.87                           7.87
                                                                         ------                         ------
      Total from investment operations                                   $ 3.74                         $ 7.64
                                                                         ------                         ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                       $(0.42)                        $ --
                                                                         ------                         ------
Net asset value - end of period                                          $40.94                         $37.62
                                                                         ======                         ======
Total return                                                             10.15%++                       25.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.91%+                         0.97%+
  Net investment loss                                                   (0.64)%+                       (0.74)%+
Portfolio turnover                                                           5%                            21%
Net assets at end of period (000,000 omitted)                               $52                            $47

***For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives a fee for lending its securities and also continues to earn income on the securities loaned. At May 31, 1998, the value of securities loaned was $119,576,388. These loans are collateralized by U.S. Treasury securities in the amount of $123,165,464.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following rates:

            First $2.5 billion                               0.75%
            Next $4.5 billion                                0.70%
            In excess of 7 billion                           0.65%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,530 for the six months ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,302,961 for the six months ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $546,494 for the six months ended May 31, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,376,561 and $289,610 for Class B and Class C shares, respectively, for the six months ended May 31, 1998. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1998, were $90,958, $3,812,448, and $91,194 for Class A, Class
B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,286,430,977 and $543,188,757, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $7,111,372,628
                                                                 --------------
Gross unrealized appreciation                                    $4,562,342,073
Gross unrealized depreciation                                      (376,352,750)
                                                                 --------------
    Net unrealized appreciation                                  $4,185,989,323
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                   SIX MONTHS ENDED MAY 31, 1998           YEAR ENDED NOVEMBER 30, 1997
                              --------------------------------------   ----------------------------------
                                    SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                    145,503,051       $ 5,846,514,510        186,156,395       $ 6,322,350,066
Shares from merger of
 USA Growth Fund                      --                    --            5,056,383           166,860,649
Shares issued to
 shareholders in
 reinvestment of
 distributions                     931,925            32,056,768            879,714            26,601,710
Transfer to Class I                   --                    --             (888,406)          (26,634,425)
Shares reacquired             (138,975,432)       (5,596,024,230)      (166,809,329)       (5,698,965,342)
                              ------------       ---------------       ------------       ---------------
    Net increase                 7,459,544       $   282,547,048         24,394,757       $   790,212,658
                              ============        ==============       ============        ==============

Class B Shares

                                   SIX MONTHS ENDED MAY 31, 1998           YEAR ENDED NOVEMBER 30, 1997
                              --------------------------------------   ----------------------------------
                                    SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                     36,237,895       $ 1,424,632,450         75,823,687       $ 2,516,584,452
Shares issued to
 shareholders in
 reinvestment of
 distributions                     860,334            29,095,920            567,281            16,942,530
Shares reacquired              (27,304,013)       (1,070,383,285)       (53,046,942)       (1,739,291,055)
                              ------------       ---------------       ------------       ---------------
    Net increase                 9,794,216       $   383,345,085         23,344,026       $   794,235,927
                              ============        ==============       ============        ==============

Class C Shares

                                   SIX MONTHS ENDED MAY 31, 1998           YEAR ENDED NOVEMBER 30, 1997
                              --------------------------------------   ----------------------------------
                                    SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                     14,201,446       $   566,335,328          9,194,500       $   307,318,296
Shares issued to
 shareholders in
 reinvestment of
 distributions                      40,317             1,356,119             22,963               684,782
Shares reacquired              (11,459,845)         (457,835,279)        (3,605,048)         (120,103,252)
                              ------------       ---------------       ------------       ---------------
    Net increase                 2,781,918       $   109,856,168          5,612,415       $   187,899,826
                              ============        ==============       ============        ==============

Class I Shares

                                   SIX MONTHS ENDED MAY 31, 1998         PERIOD ENDED NOVEMBER 30, 1997*
                              --------------------------------------   ----------------------------------
                                    SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                         96,615       $     3,857,634            530,365       $    16,396,903
Transfer from Class A                 --                    --              888,406            26,634,425
Shares issued to
 shareholders in
 reinvestment of
 distributions                      15,275               525,298               --                    --
Shares reacquired                  (97,257)           (3,963,218)          (163,154)           (5,454,303)
                              ------------       ---------------       ------------       ---------------
    Net increase                    14,633       $       419,714          1,255,617       $    37,577,025
                              ============       ===============       ============       ===============

*For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1998, was $26,673.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended May 31, 1998, is set forth below:

                                                           ACQUISITIONS                    DISPOSITIONS
                                       BEGINNING  ------------------------------  ------------------------------
AFFILIATE                                 SHARES         SHARES             COST        SHARES              COST
----------------------------------------------------------------------------------------------------------------
AccuStaff, Inc.                        4,728,300        800,550      $18,975,717       --            $ --
Amerihost Properties, Inc.               517,000         10,000           47,188       --              --
Buffets, Inc.                          2,953,050         17,300          218,444       --              --
Cadence Design Systems, Inc.          10,575,070        167,100        3,889,864       --              --
Consolidated Capital Corp.             1,924,700         80,000        1,616,250       --              --
Danka Business Systems, ADR            2,710,300      1,500,000       21,599,624       --              --
Gametech International, Inc.             175,000        340,000        2,047,974       --              --
Mariner Health Group, Inc.             1,664,200       --              --             (10,000)         (224,377)
Micro Warehouse, Inc.                  2,878,500         30,000          478,750       --              --
Mortons Restaurant Group, Inc.           500,000       --              --              --              --
Mothers Work, Inc.                       211,500       --              --              --              --
ShoLodge, Inc.                           375,600       --              --              --              --
Showbiz Pizza Time, Inc.               1,017,000       --              --              --              --
System Software Associates, Inc.       2,367,251       --              --              --              --
Taco Cabana, Inc.                        962,395       --              --             (92,395)       (1,616,913)
Tel-Save Holdings, Inc.                6,213,400        160,000        3,465,256      (60,000)         (705,000)
                                                                     -----------                    -----------
                                                                     $52,339,066                    $(2,546,289)
                                                                     ===========                    ===========

                                                 ENDING          REALIZED      DIVIDEND              ENDING
AFFILIATE                                        SHARES       GAIN (LOSS)        INCOME               VALUE
-----------------------------------------------------------------------------------------------------------
AccuStaff, Inc.                               5,528,850       $ --            $ --           $  182,106,497
Amerihost Properties, Inc.                      527,000         --              --                2,503,250
Buffets, Inc.                                 2,970,350         --              --               48,453,834
Cadence Design Systems, Inc.                 10,742,170         --              --              378,661,492
Consolidated Capital Corp.                    2,004,700         --              --               44,228,694
Danka Business Systems, ADR                   4,210,300         --              342,118          71,048,812
Gametech International, Inc.                    515,000         --              --                1,866,875
Mariner Health Group, Inc.                    1,654,200          (59,382)       --               24,606,225
Micro Warehouse, Inc.                         2,908,500         --              --               50,898,750
Mortons Restaurant Group, Inc.                  500,000         --              --               12,031,250
Mothers Work, Inc.                              211,500         --              --                2,009,250
ShoLodge, Inc.                                  375,600         --              --                3,474,300
Showbiz Pizza Time, Inc.                      1,017,000         --              --               36,103,500
System Software Associates, Inc.              2,367,251         --              --               17,310,523
Taco Cabana, Inc.                               870,000       (1,129,004)       --                5,546,250
Tel-Save Holdings, Inc.                       6,313,400          689,329        --              124,689,650
                                                             -----------       --------      --------------
                                                             $  (499,057)      $342,118      $1,005,539,152
                                                             ===========       ========      ==============

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1998, the Fund owned the following restricted securities (constituting 1.48% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                         DATE OF ACQUISITION        SHARE AMOUNT              COST               VALUE
-------------------------------------------------------------------------------------------------------------------
Jarvis Hotels PLC                               6/21/96              98,300      $    264,282        $    272,841
Copley Partners 1                              12/06/86           3,000,000         1,787,509             450,891
Copley Partners 2                    12/02/86 - 8/09/91           3,000,000         2,054,422           1,333,200
Highland Capital Partners             6/28/88 - 6/28/93           7,500,000         5,482,059           1,006,650
Republic Industries, Inc.                       5/15/96           6,505,000       227,897,500         160,185,625
                                                                                                     ------------
                                                                                                     $163,249,207
                                                                                                     ============

MFS(R) Emerging Growth Fund

Trustees                                                  Secretary
Richard B. Bailey* - Private Investor;                    Stephen E. Cavan*
Former Chairman and Director (until 1991), MFS
Investment Management                                     Assistant Secretary
                                                          James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                          Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac                 State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School              Investor Information
                                                          For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief                toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;                   touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                          For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                        financial adviser or, for an information kit,
                                                          call toll free: 1-800-637-2929 any business day
Walter E. Robb, III - President and Treasurer,            from 9 a.m. to 5 p.m. Eastern time (or leave a
Benchmark Advisors, Inc. (corporate financial             message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                             Investor Service
                                                          MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice                  P.O. Box 2281
President, Director, and Secretary, MFS                   Boston, MA 02107-9906
Investment Management
                                                          For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief Executive            1-800-225-2606 any business day from 8 a.m. to
Officer, and Director, MFS Investment                     8 p.m. Eastern time.
Management
                                                          For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight                     call toll free: 1-800-637-6576 any business day
Resources, Inc. (acquisition planning                     from 9 a.m. to 5 p.m. Eastern time. (To use
specialists)                                              this service, your phone must be equipped with
                                                          a Telecommunications Device for the Deaf.)
Ward Smith - Former Chairman (until 1994),
NACCO Industries (holding company)                        For share prices, account balances, and
                                                          exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                        (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company                  telephone.
500 Boylston Street
Boston, MA 02116-3741                                     World Wide Web
                                                          www.mfs.com
Distributor
MFS Fund Distributors, Inc.                                               For the fourth year in a row,
500 Boylston Street                                                       MFS earned a #1 ranking in the
Boston, MA 02116-3741                                     [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
                                                                          Survey, Main Office Operation
Portfolio Manager                                                         Service Quality Category. The
John W. Ballen*                                           firm achieved a 3.42 overall score on a
                                                          scale of 1 to 4 in the 1997 survey. A total
Treasurer                                                 of 111 firms responded, offering input on
W. Thomas London*                                         the quality of service they received from 29
                                                          mutual fund companies nationwide. The survey
Assistant Treasurers                                      contained questions about service quality in
Mark E. Bradley*                                          11 categories, including "knowledge of
Ellen Moynihan*                                           operations contact," "keeping you informed,"
James O. Yost*                                            and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

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MFS(R) EMERGING GROWTH FUND                                         Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(SM)



500 Boylston Street
Boston, MA 02116-3741



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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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